UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 26, 2025
Date of Report (date of earliest event reported)
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GigaCloud Technology Inc
(Exact name of registrant as specified in its charter)
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Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41454 (Commission File Number)	00-0000000 (I.R.S. Employer Identification Number)
4388 Shirley Ave El Monte, CA 91731
(Address of principal executive offices and zip code)
(626) 912-8886
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, par value $0.05 per share	GCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On March 3, 2025, GigaCloud Technology Inc (the “Company” or “GigaCloud”) issued a press release announcing its financial results for the quarter and year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2025, the Board of Directors of the Company approved the appointment of Ms. Xiaoyang Wei, Erica, 33, as the Company’s Chief Financial Officer, effective immediately. This appointment is a promotion from Ms. Wei’s current role as the Interim Chief Financial Officer since August 2024. Prior to joining the Company as the Vice President of Finance in August 2023, Ms. Wei spent nearly a decade in PwC’s Los Angeles office serving in positions of increasing responsibility, including Senior Manager within the firm’s auditing services practice, from 2013 to 2023. Ms. Wei holds a Bachelor of Science in accounting from the University of Southern California.
In connection with her appointment, Ms. Wei will receive a monthly base salary of $25,647.1 and other compensation of $100,000 per annum paid either in cash or in the Company’ Class A ordinary shares, par value $0.05 per share. Ms. Wei is entitled to participate in the Company’s shares incentive plan and Ms. Wei may receive performance-based discretionary bonus from time to time solely at the Company’s discretion.
The Company and Ms. Wei have entered into the Company’s standard indemnification agreement for executive officers. There is no family relationship between Ms. Wei and any of the Company’s existing directors and officers. There are no arrangements or understandings between Ms. Wei and any other persons pursuant to which Ms. Wei was appointed the Company’s Chief Financial Officer. There has been no transaction, nor is there any currently proposed transaction, between Ms. Wei and the Company that would require disclosure under Item 404(a) of Regulation S-K.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release issued by GigaCloud
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 3rd day of March 2025.

GigaCloud Technology Inc

By:	/s/ Larry Lei Wu
Name:	Larry Lei Wu
Title:	Chairman of the Board of Directors and Chief Executive Officer